UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2023 (January 17, 2023)

GENERATION ASIA I ACQUISITION LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41239	98-1588665
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Boundary Hall, Cricket Square Grand Cayman, Cayman Islands	KY1-1102
(Address of Principal Executive Offices)	(Zip Code)

(345) 814-5580

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	GAQ.U	The New York Stock Exchange
Class A ordinary shares	GAQ	The New York Stock Exchange
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	GAQWS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by Generation Asia I Acquisition Limited, a Cayman Islands exempted company (the “Company”), in connection with the matters described herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 17, 2023, Generation Asia I Acquisition Limited (the “Company”) received a notice from NYSE Regulation that the Company is not in compliance with the continued listing standards set forth in Section 802.01B of the New York Stock Exchange (the “NYSE”) Listed Company Manual (“Section 802.01B”) as the Company has fewer than 300 public shareholders on a continuous basis.

In accordance with applicable NYSE procedures, the Company has 45 days from receipt of the Notice to submit a plan advising the NYSE of the definitive action(s) the Company has taken, or is taking, that would bring it into compliance with the minimum public shareholders requirement within 18 months of receipt of the Notice. The NYSE will review the plan and, within 45 days of its receipt, determine whether the Company has made a reasonable demonstration of an ability to conform to the relevant standards in the 18-month period. If the NYSE accepts the plan, the Company’s common stock will continue to be listed and traded on the NYSE during the 18-month period, subject to the Company’s compliance with other NYSE continued listing standards and continued periodic review by the NYSE of the Company’s progress with respect to its plan.

The Notice has no immediate impact on the listing of the Company’s common stock, which will continue to trade on the NYSE during the applicable cure period, and does not result in a default under the Company’s material debt or other agreements. The Company is considering all available options to regain compliance with the NYSE continued listing standards. The Company can provide no assurances that it will be able to satisfy any of the steps outlined above and maintain the listing of its shares on the NYSE.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 23, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2023	GENERATION ASIA I ACQUISITION LIMITED

	By:	/s/ Roy Kuan
	Name:	Roy Kuan
	Title:	Chief Executive Officer